UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/17

The Dreyfus Fund Incorporated

SEMIANNUAL REPORT June 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Fund Incorporated	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by Elizabeth Slover, David Sealy, Leigh Todd, and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, The Dreyfus Fund Incorporated produced a total return of 8.34%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 9.33% for the same period.2

U.S. stocks rose during the first six months of 2017, driven by continued economic expansion, strong corporate earnings, and favorable expectations regarding pro-business government policies. The fund lagged its benchmark largely due to security selection shortfalls in the financials, consumer staples, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies. The fund may invest up to 20% of its assets in foreign securities. In choosing stocks, we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles. We attempt to measure a security’s intrinsic value by analyzing “real” data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.) and select stocks based on value, growth and financial profile.

Markets Rose Despite Political Uncertainties

Over the first half of 2017, equities continued to build on gains achieved during the final months of 2016. Consecutive quarters of better-than-expected corporate earnings and encouraging economic developments in the United States, Europe, and China drove the Index to a series of new highs in January and February. While concerns about the new U.S. presidential administration’s ability to implement its business-friendly policy proposals slowed the pace of the market’s advance in the early spring, U.S. stocks quickly erased those losses when consumer spending remained resilient and global economic growth showed further signs of recovery. These developments bolstered investor confidence and enabled the Index to reach new all-time highs in May and June.

The information technology sector was the top-performing market sector in the Index for the reporting period. In contrast, the energy sector was undermined by weakening oil and gas prices, and health care stocks were hurt by pricing and competitive pressures.

Gains Limited by Disappointing Stock Selections

Disappointing stock selections detracted from the fund’s performance compared to the Index in the financials sector, primarily due to weakness in consumer finance company Synchrony Financial, which lost ground over credit concerns and a weaker-than-expected outlook. Another key financial holding, investment banking firm Goldman Sachs Group, suffered due to doubts regarding the administration’s ability to enact promised financial

DISCUSSION OF FUND PERFORMANCE (continued)

regulatory changes. The fund also underperformed its benchmark in the consumer staples sector, largely due to its investment in beverage maker Molson Coors Brewing, which failed to realize expected synergies in the wake of a major acquisition. In the energy sector, a few holdings were hurt by weak oil prices, the most notable of which were oil-and-gas producer EOG Resources and oilfield services giants Halliburton and Schlumberger. Finally, among consumer discretionary holdings, auto maker Ford Motor lost ground due to slowing U.S. sales.

On a more positive note, the fund generated relatively robust gains in the health care sector, led by biotechnology developer Regeneron Pharmaceuticals, which posted strong sales and earnings; device maker Boston Scientific, which released positive data on its latest heart valve replacement product; and pharmaceutical company Abbott Laboratories, which beat analysts’ earnings expectations. Two health care insurers, Aetna and UnitedHealth Group, further enhanced the fund’s relative performance. Several technology holdings also contributed positively to the fund’s results, including social media giant Facebook, semiconductor maker Broadcom, online retailer Amazon.com, and software developers Oracle and salesforce.com. The fund’s only holding in the industrials sector, manufacturer Honeywell International, outperformed most of its peers. The fund’s relative performance further benefited from a lack of exposure to the lagging telecommunications sector.

Positioned for Further Growth

Although the U.S. economy expanded at a relatively slow pace in early 2017, we see strong prospects for accelerating growth in the second half of the year, bolstered by improving global economic conditions. We believe that several industry groups are poised to benefit from stronger economic growth, even if the administration’s efforts to implement its policies continue to stall. Therefore, as of the end of the reporting period, we have allocated a relatively large percentage of the fund’s assets to investments in the health care and materials sectors, and, to a lesser degree, in the industrials and consumer discretionary sectors. In contrast, the fund currently holds underweighted exposure to the consumer staples, financials, and energy sectors, and no exposure to the real estate and telecommunication services sectors.

July 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017

Expenses paid per $1,000†	$3.93
Ending value (after expenses)	$1,083.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017

Expenses paid per $1,000†	$3.81
Ending value (after expenses)	$1,021.03

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2017 (Unaudited)

Common Stocks - 96.8%	Shares		Value ($)
Banks - 7.8%
JPMorgan Chase & Co.	353,782		32,335,675
PNC Financial Services Group	250,141		31,235,107
U.S. Bancorp	513,777		26,675,302
			90,246,084
Capital Goods - 8.9%
Eaton	204,489		15,915,379
Fortive	218,303		13,829,495
Honeywell International	198,363		26,439,804
Raytheon	132,165		21,342,004
United Technologies	206,102		25,167,115
			102,693,797
Consumer Services - 4.7%
McDonald's	135,780		20,796,065
Starbucks	329,622		19,220,259
Wynn Resorts	110,180		14,777,342
			54,793,666
Diversified Financials - 4.7%
Ameriprise Financial	231,014		29,405,772
CME Group	199,883		25,033,347
			54,439,119
Energy - 5.3%
EOG Resources	234,915		21,264,506
Halliburton	488,742		20,874,171
Schlumberger	299,299		19,705,846
			61,844,523
Food & Staples Retailing - 2.0%
Costco Wholesale	146,676		23,457,893
Food, Beverage & Tobacco - 2.4%
Kellogg	176,743	[a]	12,276,569
Kraft Heinz	181,459		15,540,149
			27,816,718
Health Care Equipment & Services - 9.5%
Abbott Laboratories	488,118		23,727,416
Aetna	129,625		19,680,964
Boston Scientific	635,424	[b]	17,613,953
Danaher	235,977		19,914,099

Common Stocks - 96.8% (continued)	Shares		Value ($)
Health Care Equipment & Services - 9.5% (continued)
UnitedHealth Group	157,369		29,179,360
			110,115,792
Materials - 5.9%
Dow Chemical	310,589		19,588,848
Nucor	249,178		14,419,931
Praxair	121,865		16,153,206
Vulcan Materials	140,609		17,812,348
			67,974,333
Media - 2.5%
Charter Communications, Cl. A	85,504	[b]	28,802,022
Pharmaceuticals, Biotechnology & Life Sciences - 8.2%
Celgene	177,016	[b]	22,989,068
Johnson & Johnson	218,857		28,952,593
Merck & Co.	410,171		26,287,859
Regeneron Pharmaceuticals	34,374	[b]	16,882,446
			95,111,966
Retailing - 7.2%
Amazon.com	38,086	[b]	36,867,248
Priceline Group	11,809	[b]	22,088,971
Ulta Beauty	87,001	[b]	24,998,867
			83,955,086
Semiconductors & Semiconductor Equipment - 4.0%
Broadcom	104,843		24,433,661
Texas Instruments	278,409		21,418,004
			45,851,665
Software & Services - 18.1%
Alphabet, Cl. A	27,946	[b]	25,980,837
Alphabet, Cl. C	37,463	[b]	34,043,752
Facebook, Cl. A	235,493	[b]	35,554,733
Microsoft	628,794		43,342,771
Oracle	500,912		25,115,728
salesforce.com	219,927	[b]	19,045,678
Visa, Cl. A	289,685	[a]	27,166,659
			210,250,158
Technology Hardware & Equipment - 2.2%
Cisco Systems	802,509		25,118,532
Transportation - 1.9%
Union Pacific	201,500		21,945,365

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 96.8% (continued)	Shares		Value ($)
Utilities - 1.5%
NextEra Energy	126,183		17,682,024
Total Common Stocks (cost $849,357,552)			1,122,098,743
Other Investment - 3.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $38,353,105)	38,353,105	[c]	38,353,105
Total Investments (cost $887,710,657)	100.1%		1,160,451,848
Liabilities, Less Cash and Receivables	(.1%)		(635,788)
Net Assets	100.0%		1,159,816,060

aSecurity, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $34,304,902 and the value of the collateral held by the fund was $35,142,638, consisting of U.S. Government & Agency securities.

bNon-income producing security.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	18.1
Health Care Equipment & Services	9.5
Capital Goods	8.9
Pharmaceuticals, Biotechnology & Life Sciences	8.2
Banks	7.8
Retailing	7.2
Materials	5.9
Energy	5.3
Consumer Services	4.7
Diversified Financials	4.7
Semiconductors & Semiconductor Equipment	4.0
Money Market Investment	3.3
Media	2.5
Food, Beverage & Tobacco	2.4
Technology Hardware & Equipment	2.2
Food & Staples Retailing	2.0
Transportation	1.9
Utilities	1.5
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,304,902)—Note 1(b):
Unaffiliated issuers	849,357,552	1,122,098,743
Affiliated issuers	38,353,105	38,353,105
Dividends and securities lending income receivable		903,755
Prepaid expenses		16,152
		1,161,371,755
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		727,293
Cash overdraft due to Custodian		495,808
Payable for shares of Common Stock redeemed		233,803
Accrued expenses		98,791
		1,555,695
Net Assets ($)		1,159,816,060
Composition of Net Assets ($):
Paid-in capital		868,543,445
Accumulated undistributed investment income—net		215,602
Accumulated net realized gain (loss) on investments		18,315,822
Accumulated net unrealized appreciation (depreciation) on investments		272,741,191
Net Assets ($)		1,159,816,060
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		105,767,196
Net Asset Value Per Share ($)		10.97

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	9,958,280
Affiliated issuers	86,383
Income from securities lending—Note 1(b)	3,256
Interest	2,660
Total Income	10,050,579
Expenses:
Management fee—Note 3(a)	3,768,549
Shareholder servicing costs—Note 3(b)	278,208
Directors’ fees and expenses—Note 3(c)	171,273
Professional fees	59,457
Custodian fees—Note 3(b)	35,230
Prospectus and shareholders’ reports	16,820
Registration fees	16,135
Loan commitment fees—Note 2	8,373
Miscellaneous	8,437
Total Expenses	4,362,482
Less—reduction in fees due to earnings credits—Note 3(b)	(15,703)
Net Expenses	4,346,779
Investment Income—Net	5,703,800
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,361,537
Net unrealized appreciation (depreciation) on investments	67,934,906
Net Realized and Unrealized Gain (Loss) on Investments	86,296,443
Net Increase in Net Assets Resulting from Operations	92,000,243

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations ($):
Investment income—net	5,703,800	12,711,281
Net realized gain (loss) on investments	18,361,537	120,173,175
Net unrealized appreciation (depreciation) on investments	67,934,906	(47,272,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,000,243	85,612,188
Distributions to Shareholders from ($):
Investment income—net	(6,839,538)	(12,748,754)
Net realized gain on investments	(38,819,856)	(80,429,968)
Total Distributions	(45,659,394)	(93,178,722)
Capital Stock Transactions ($):
Net proceeds from shares sold	2,947,680	23,320,510
Distributions reinvested	41,433,075	84,273,022
Cost of shares redeemed	(49,763,324)	(435,394,801)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(5,382,569)	(327,801,269)
Total Increase (Decrease) in Net Assets	40,958,280	(335,367,803)
Net Assets ($):
Beginning of Period	1,118,857,780	1,454,225,583
End of Period	1,159,816,060	1,118,857,780
Undistributed investment income—net	215,602	1,351,340
Capital Share Transactions (Shares):
Shares sold	269,999	2,234,901
Shares issued for distributions reinvested	3,855,232	7,891,903
Shares redeemed	(4,544,011)	(40,100,844)
Net Increase (Decrease) in Shares Outstanding	(418,780)	(29,974,040)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2017		Year Ended December 31,
(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	10.54	10.68	11.63	11.89	9.80	8.44
Investment Operations:
Investment income—net[a]	.05	.11	.09	.07	.10	.12
Net realized and unrealized gain (loss) on investments	.82	.67	.16	1.05	3.04	1.36
Total from Investment Operations	.87	.78	.25	1.12	3.14	1.48
Distributions:
Dividends from investment income—net	(.07)	(.11)	(.09)	(.07)	(.10)	(.12)
Dividends from net realized gain on investments	(.37)	(.81)	(1.11)	(1.31)	(.95)	—
Total Distributions	(.44)	(.92)	(1.20)	(1.38)	(1.05)	(.12)
Net asset value, end of period	10.97	10.54	10.68	11.63	11.89	9.80
Total Return (%)	8.34[b]	7.23	2.08	9.47	32.33	17.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.76	.75	.75	.74	.75
Ratio of net expenses to average net assets	.76[c]	.76	.75	.75	.74	.75
Ratio of net investment income to average net assets	.99[c]	1.01	.76	.61	.85	1.30
Portfolio Turnover Rate	17.35[b]	68.83	55.82	44.19	72.91	56.38
Net Assets, end of period ($ x 1,000)	1,159,816	1,118,858	1,454,226	1,519,508	1,478,073	1,010,371

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	1,097,665,082	-	-	1,097,665,082
Equity Securities—Foreign Common Stocks†	24,433,661	-	-	24,433,661
Registered Investment Company	38,353,105	-	-	38,353,105

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon earned $613 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	26,925,070	127,736,071	116,308,036	38,353,105	3.3
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	33,211,317	33,211,317	-	-
Total	26,925,070	160,947,388	149,519,353	38,353,105	3.3

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $12,748,754 and long-term capital gains $80,429,968. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended June 30, 2017 was .65%.

The Agreement also provides for an expense reimbursement from Dreyfus should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended June 30, 2017, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $183,182 for transfer agency services and $15,613 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $15,613.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $35,230 pursuant to the custody agreement. These fees were partially offset by earnings credits of $90.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

$634,793, custodian fees $20,184, Chief Compliance Officer fees $2,802 and transfer agency fees $69,514.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2017, amounted to $195,900,131 and $252,311,350, respectively.

At June 30, 2017, accumulated net unrealized appreciation on investments was $272,741,191, consisting of $281,325,890 gross unrealized appreciation and $8,584,699 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

For More Information

The Dreyfus Fund Incorporated

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DREVX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0026SA0617

FORM N-CSR

Item 1.       Reports to Stockholders.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 23, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)